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                                                                  Exhibit  10.10



                              (CHINESE CHARACTERS)
                 FRAMEWORK AGREEMENT ON EXERCISE OF CALL OPTION

(CHINESE CHARACTERS):
This Framework Agreement (the "Agreement") is entered into in Beijing, the People's Republic of China on February 12th, 2007, by and between the following parties:

(CHINESE CHARACTERS): ATA Testing Authority (Holdings) Limited
PARTY A: ATA Testing Authority (Holdings) Limited

(CHINESE CHARACTERS): Sea Meadow House, Blackburne Highway, (P.O. Box 116),
                      Road Town, Tortola, British Virgin Islands
Registered Address:   Sea Meadow House, Blackburne Highway, (P.O. Box 116),
                      Road Town, Tortola, British Virgin Islands

(CHINESE CHARACTERS)
PARTY B: Ma Xiao Feng

(CHINESE CHARACTERS)
Address: No. 2 Fu Xing Men Nei Avenue, Beijing, China

(CHINESE CHARACTERS): 110102631021233
ID Number: 11010263102123

(CHINESE CHARACTERS)
PARTY C: Wang Lin

(CHINESE CHARACTERS)
Address: No. 8 Building 2, No. 15 Bei Feng Wo Road, Haidian District, Beijing,
         China

(CHINESE CHARACTERS): 110108196107114972
ID Number: 110108196107114972

(CHINESE CHARACTERS)
PARTY D: Wang Jian Guo

(CHINESE CHARACTERS)
Address: Room 2706, Tower A, No. 210, Guang An Men Nei Avenue, Xuanwu District,
         Beijing, China

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(CHINESE CHARACTERS): 110102195508080010
ID Number: 110102195508080010

(CHINESE CHARACTERS)
PARTY E: ATA Online Education Technology Limited

(CHINESE CHARACTERS)
Registered Address: Room 528, Building 9, No. 30, Bei San Huan Zhong Road,
                    Haidian District, Beijing, China.

(CHINESE CHARACTERS)
PARTY F: ATA Learning (Beijing), Inc.

(CHINESE CHARACTERS)
Address: 8th Floor, East Tower, No. 6 GongYuan West Road, JianGuoMenNei,
         Beijing, China



(CHINESE CHARACTERS):
WHEREAS,

(1)  (CHINESE CHARACTERS)
Party E is a limited liability duly organized and validly existing under the laws of the People's Republic of China; Party B, Party C and Party D are the shareholders of Party E and each holds 90%, 5% AND 5% equity interests in Party D respectively;

(2)  (CHINESE CHARACTERS)
Party A, a limited liability duly organized and validly existing under the laws of the British Virgin Islands, provides certain technical support, strategic consulting and other services through its wholly owned subsidiary in the PRC -- Party F to Party E. Party F currently is a major business partner of Party E;

(3)  (CHINESE CHARACTERS)
To finance the investment by Party B, Party C and Party D in Party E, Party A has entered into the Loan Agreements ("Loan Agreement") with Party B, Party C and Party

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D on October 27, 2006, providing Party B, Party C and Party D with loans of of
RMB 900,000, RMB 50,000 and RMB 50,000 respectively. Pursuant to the Loan Agreement, Party B, Party C and Party D shall invest the full amount of the loans in Party E's registered capital; and

(4)  (CHINESE CHARACTERS)
As the consideration of those loans provided to Party B, Party C and Party D, Party B, Party C, Party D entered into the Call Option and Cooperation Agreement (the "Call Option Agreement") with Party A and Party E on October 27, 2006, granting Party A the exclusive purchase option to acquire, at any time upon satisfaction of the requirements under the PRC law, the entire or a portion of Party E's share equity/assets owned by Party B, Party C and/or Party D.

(5)  (CHINESE CHARACTERS)
To secure the payment made by Party E to Party F under the agreements, Party B, Party C and Party D entered into the Equity Pledge Agreement (the "Pledge Agreement") with Party F, pledging their equity shares in Party E to Party F respectively.

(6)  (CHINESE CHARACTERS)
Pursuant to the Call Option Agreement, Party A intends to exercises its call option to acquire all the equity shares held by Party D in Party E and designates Party C to exercise such call option.

(CHINESE CHARACTERS);
NOW THEREFORE, in accordance with the principle of sincere cooperation, mutual benefit and joint development, after friendly negotiations, Parties hereby enter into this agreement as follows:

(CHINESE CHARACTERS) ARTICLE 1 EXERCISE OF CALL OPTION

     1.1  (CHINESE CHARACTERS)
     Party A herby grants its call option right to Party C pursuant to Article
     2.1 of the Call Option Agreement and Party C accepts such grant. Party C shall, pursuant the provision of the Call Option Agreement, to exercise the call option right to acquire all the equity shares owned by Party D in Party E.

     1.2  (CHINESE CHARACTERS)

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     Pursuant to Article 4 of the Call Option Agreement, Party C shall, with
     Party A's authorization, acquire all the equity shares held by Party D in Party E at a price equal to the principle of the loan (RMB 50,000) provide by Party A to Party D (the "Consideration").


(CHINESE CHARACTERS) ARTICLE 2 SHARE TRANSFER

     2.1  (CHINESE CHARACTERS)
     Pursuant to Article 2.3 of the Call Option Agreement, Party D and Party C shall, within thirty (30) days upon Party D's receipt of the Exercise Notice from Party A (Exhibit A), enter into a Share Transfer Agreement (the "Share Transfer Agreement") substantially in the form of Exhibit B and other documents necessary for the registration of changes with the Administrative Department of Industry and Commerce

     2.2  (CHINESE CHARACTERS)
     Party B hereby agrees to waive its right of first of refusal granted by Party E's Article of Association or applicable laws on all the equity shares held by Party D in Party E.

(CHINESE CHARACTERS) ARTICLE 3 LOAN ARRANGEMENT

     3.1  (CHINESE CHARACTERS)
     The consideration shall be fully provided by Party A to Party C so as to purchase all the equity shares held by Party D in Party E. Party A and Party C shall enter into an amendment to the Loan Agreement substantially in the form of Exhibit C and satisfactory to Party A. The new loan shall be RMB 50,000.

     3.2  (CHINESE CHARACTERS)
     Party C shall agree and irrevocably designate Party A to pay the new loan provided by Party A to Party D directly pursuant to the terms and conditions under this Agreement.

     3.3  (CHINESE CHARACTERS)
     Party D shall agree to pay such amount received by selling Party E's share equity to

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     Party A in performing its obligations under the Loan Agreement. The Loan
     Agreement between Party D and Party A shall be terminated upon the completion of Party D's repayment pursuant to Article 4.2 of the Loan Agreement.

(CHINESE CHARACTERS) ARTICLE 4 OFFSET BETWEEN PAYMENT AND OBLIGATION

     4.1  (CHINESE CHARACTERS)
     Pursuant to Article 3.2, all parties agree that Party A shall pay the full consideration to Party D directly on the date of the change of the registration with the Administrative Department of Industry and Commerce ("AIC registration date). Pursuant to Article 1.1 of the Loan Agreement, Party D shall repay full amount of the loan to Party A upon the exercise of the call option, Party A and Party D agree that the foregoing loan will be offset at the same time. Upon the offset, Party A shall not pay any amount to Party D for the purchase, and Party D shall not repay any amount to Party D for the purpose of the loan.

     4.2  (CHINESE CHARACTERS)
     Notwithstanding the foregoing provisions, upon the offset, Party D shall provide a receipt to Party C stating they have been paid full amount of the purchase (Party D Receipt, Exhibit D) and Party C's obligation under the Share Transfer Agreement have been fully performed. Party A shall provide a receipt to Party D stating they have been paid all amount of the loan ("Part A Receipt", Exhibit E) and Party D's obligations under the Loan Agreement has been fully performed.

(CHINESE CHARACTERS) ARTICLE 5 MODIFICATION OF THE CALL OPTION AGREEMENT

     5.1  (CHINESE CHARACTERS)
     All Parties agree, as a condition precedent to Party A's payment of the consideration to Party C, on the date of the execution of the Share Transfer Agreement, Party C shall enter into a new Call Option and Cooperation Agreement with Party A, Party B and Party E substantially in the form of Exhibit F.

     5.2  (CHINESE CHARACTERS)

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     The prior Call Option Agreement shall be terminated on the AIC Registration
     Date, Party D's obligation under the prior Call Option Agreement shall be terminated, unless otherwise stipulated in such agreement or agreed by all the parties.

(CHINESE CHARACTERS) ARTICLE 6 MODIFICATION OF THE PLEDGE AGREEMENT

     6.1  (CHINESE CHARACTERS)
     All Parties agree, as a condition precedent to Party A's payment of the consideration to Party C, on the date of the execution of the Share Transfer Agreement, Party C shall enter into a new Share Pledge Agreement with Party A, Party B and Party E substantially in the form of Exhibit G.

     6.2  (CHINESE CHARACTERS)
     The prior Share Pledge Agreement shall be terminated on the AIC Registration Date, Party D's obligation under the prior Share Pledge Agreement shall be terminated, unless otherwise stipulated in such agreement or agreed by all the parties.

(CHINESE CHARACTERS) ARTICLE 7 CONFIDENTIALITY

     (CHINESE CHARACTERS)
     Without other parties' prior consent, each Party shall keep all the information of this Agreement confidential and shall not disclose any information of this Agreement to any other party or make any public announcements with respect to any information of this Agreement. Notwithstanding the forgoing, the following disclosure shall not be prohibited: (i) disclosure made pursuant to any applicable laws or any rules of any stock exchange; (ii) disclosure of the information which has become public information other than due to any breach by the disclosing party; (iii) disclosure to any Party's shareholders, legal counsel, accountants, financial advisors or other professional advisors, or (iv) disclosure to any potential purchaser of a Party or its shareholders' equity/assets, its other investors, debts or equity financing providers, provided that the receiving party of confidential information has agreed to keep the relevant information confidential (such disclosure shall be subject to the consent of Party A in the event that Party A is not the transferor).

(CHINESE CHARACTERS) ARTICLE 8 NOTICE

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     8.1  (CHINESE CHARACTERS)
     Any notices, requests, demands and other communications under this Agreement shall be in writing and deliver to all parties as the address stated on the page first written above.

     8.2  (CHINESE CHARACTERS)
     Any notice under this Agreement shall be delivered to another party's address and/or number via the courier, postage prepaid registered air mail, recognized express service or facsimile. Any notice so addresses thereof shall be deemed to have been delivered, (a) when received, if delivered by hand, (b) on the seventh day following the date of deposit of postage prepaid registered air mail (upon stamp or seal) (c) on the third day following the date of deposit with a courier service, and (d) on the next business day following the date of facsimile transmission.


(CHINESE CHARACTERS) ARTICLE 9 DISPUTE RESOLUTION

     9.1  (CHINESE CHARACTERS)
     In the event of any dispute with respect to the interpretation and performance of the provisions of this Agreement, the parties shall first try to resolve such dispute through friendly consultations in good faith. In the event that the disputing parties cannot enter into a written agreement after the consultation, any party may submit the relevant dispute for arbitration pursuant to the relevant provisions of this Agreement. The arbitration award shall be final and exclusive. Except otherwise stipulated in this Agreement, any party hereby irrevocably waives its right to submit any dispute to the court.

     9.2  (CHINESE CHARACTERS)
     Any party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission ("Arbitration Commission") for arbitration in accordance with its then effective arbitration rules. Unless otherwise decided by the arbitration tribunal, the arbitration fee (reasonable fees and expenses of legal counsel) shall be borne by the losing party.

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(CHINESE CHARACTERS) ARTICLE 10 MISCELLANEOUS

     10.1 (CHINESE CHARACTERS)
     No failure or delay by a Party in exercising any right under this Agreement operate as a waiver thereof, nor shall any single or partial exercise of any right preclude any other or future exercise thereof or the exercise of any other right.

     10.2 (CHINESE CHARACTERS)
     The titles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

     10.3 (CHINESE CHARACTERS)
     The execution, effectiveness, interpretation, performance and dispute resolution of this Agreement shall be governed by the laws of the PRC.

     10.4 (CHINESE CHARACTERS)
     All parties enter into this Agreement for legal purpose, in case any one or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement. Parties shall use every effort to reach the new provisions superceding the invalid, illegal, or unenforceable provision so that it will be valid, legal, and enforceable to the maximum extent of parties' commercial purpose.

     10.5 (CHINESE CHARACTERS)
     This Agreement shall not be amended unless such amendment has been agreed by all of the Parties and Party A, Party E and Party F have obtained all necessary authorization and approvals with respect to such amendment (including the approval that Party A must obtain from the audit committee or other independent body established according to the Sarbanes-Oxley Act and the NASDAQ Rules under the board of directors), the amendment shall be made in written.

     10.6 (CHINESE CHARACTERS)
The Parties may enter into supplementary agreements to address any issue not covered in this Agreement. The supplementary agreements so entered shall be an appendix

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hereto shall have the same legal effect as this Agreement.

     10.7 (CHINESE CHARACTERS)
This Agreement shall be executed in six counterparts and have the same legal effect. Each of the Parties shall hold one counterpart.

     10.8(CHINESE CHARACTERS)
     This Agreement shall become effective upon the execution.

(CHINESE CHARACTERS)
[The remainder of this page intentionally left blank.]

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[(CHINESE CHARACTERS)]
[Signature Page]


(CHINESE CHARACTERS):
THIS FRAMEWORK IS ENTER INTO BY AND AMONG THE FOLLOWING PARTIES:

(CHINESE CHARACTERS): ATA TESTING AUTHORITY (HOLDINGS) LIMITED
PARTY A: ATA TESTING AUTHORITY (HOLDINGS) LIMITED
(CHINESE CHARACTERS):
(COMPANY SEAL)
(CHINESE CHARACTERS):
AUTHORIZED REPRESENTATIVE (SIGNATURE)



(CHINESE CHARACTERS)
PARTY B: MA XIAO FENG
(CHINESE CHARACTERS):
(SIGNATURE)



(CHINESE CHARACTERS)
PARTY C: WANG LIN
(CHINESE CHARACTERS):
(SIGNATURE)



(CHINESE CHARACTERS)
PARTY D: WANG JIAN GUO
(CHINESE CHARACTERS):
(SIGNATURE)



(CHINESE CHARACTERS)
PARTY E:
(CHINESE CHARACTERS): ATA Online Education Technology Limited
(COMPANY SEAL)

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(CHINESE CHARACTERS):
AUTHORIZED REPRESENTATIVE (SIGNATURE)



(CHINESE CHARACTERS)
PARTY F: ATA Learning (Beijing), Inc.
(CHINESE CHARACTERS):
(COMPANY SEAL)
(CHINESE CHARACTERS):
AUTHORIZED REPRESENTATIVE (SIGNATURE)

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(CHINESE CHARACTERS)
Exhibit A Call Option Exercise Notice

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(CHINESE CHARACTERS)
Exhibit B Share Transfer Agreement

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(CHINESE CHARACTERS)
Exhibit C Amendment to Loan Agreement

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(CHINESE CHARACTERS)
Exhibit D Receipt of the Consideration issued by Party D

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(CHINESE CHARACTERS)
Exhibit E Receipt of the Principle of the Loan issued by Party A

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(CHINESE CHARACTERS)
Exhibit F The New Call Option and Cooperation Agreement

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(CHINESE CHARACTERS)
Exhibit G The New Share Pledge Agreement

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